Exhibit 32

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                               OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The  undersigned  hereby  certifies,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Investment Managers Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2007                   /s/ Steven Ross
                                           -----------------------------
                                           Steven Ross
                                           Chief Executive Officer


Dated: November 14, 2007                   /s/ John Schroepfer
                                           -----------------------------
                                           John Schroepfer
                                           Interim Chief Financial Officer